EXHIBIT 24


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Laboratory Corporation of America Holdings does hereby constitute and appoint Bradford T. Smith, the true and lawful attorney and agent of the undersigned, with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of January, 2000.



                                               /s/ Thomas P. Mac Mahon
                                               ---------------------------
                                               THOMAS P. MAC MAHON

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Laboratory Corporation of America Holdings does hereby constitute and appoint Bradford T. Smith, the true and lawful attorney and agent of the undersigned, with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of January, 2000.



                                               /s/ Wesley R. Elingburg
                                               ----------------------------
                                               WESLEY R. ELINGBURG

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Laboratory Corporation of America Holdings does hereby constitute and appoint Bradford T. Smith, the true and lawful attorney and agent of the undersigned, with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of January, 2000.



                                               /s/ Jean-Luc Belingard
                                               ----------------------------
                                               JEAN-LUC BELINGARD

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Laboratory Corporation of America Holdings does hereby constitute and appoint Bradford T. Smith, the true and lawful attorney and agent of the undersigned, with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of January, 2000.



                                               /s/ Wendy E. Lane
                                               ------------------------
                                               WENDY E. LANE

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Laboratory Corporation of America Holdings does hereby constitute and appoint Bradford T. Smith, the true and lawful attorney and agent of the undersigned, with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of January, 2000.



                                               /s/ Robert E. Mittelstaedt, Jr.
                                               ---------------------------------
                                               ROBERT E. MITTELSTAEDT, JR.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Laboratory Corporation of America Holdings does hereby constitute and appoint Bradford T. Smith, the true and lawful attorney and agent of the undersigned, with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of January, 2000.



                                               /s/ James B. Powell, M.D.
                                               ---------------------------
                                               JAMES B. POWELL, M.D.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Laboratory Corporation of America Holdings does hereby constitute and appoint Bradford T. Smith, the true and lawful attorney and agent of the undersigned, with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of January, 2000.



                                               /s/ David B. Skinner, M.D.
                                               ----------------------------
                                               DAVID B. SKINNER, M.D.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Laboratory Corporation of America Holdings does hereby constitute and appoint Bradford T. Smith, the true and lawful attorney and agent of the undersigned, with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of January, 2000.



                                               /s/ Andrew G. Wallace, M.D.
                                               ------------------------------
                                               ANDREW G. WALLACE, M.D.